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                                                                   EXHIBIT 10.7

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
SUNCOAST BANCORP, INC. F/K/A              AMERICAN BANK
COMMUNITY HOLDINGS CORPORATION            4702 CORTEZ ROAD WEST
5922 CATTLEMAN ROAD, SUITE 202            BRADENTON, FL 34210                                Line of Credit No. 1570759-9001
SARASOTA, FL 34232                                                                           Date MAY 12, 1999
   BORROWER'S NAME AND ADDRESS                  LENDER'S NAME AND ADDRESS                    Max. Credit Amt. $425,000.00
"I" includes each borrower above,         "You" means the lender, its successors             Loan Rat. No. 1570759-9001
     jointly and severally                             and assigns.
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You have extended to me a line of credit in the
AMOUNT of FOUR HUNDRED TWENTY FIVE THOUSAND AND NO/100          $   425,000.00

You will make loans to me from time to time until 2:00 P.M. on AUGUST 10, 1999. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the forms of this agreement, as evidenced by any note or notes I have signed promising to repay those amounts.
     This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT: This line of credit is:

     [X] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:

         a. I have borrowed the maximum amount available to me;
         b. This line of credit has expired;
         c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
         d. I have violated any form of this line of credit or any note or other agreement entered into in connection with this line of credit;

         e.



     [ ] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed
                                   $.

Subject to the obligatory or discretionary limitations above, this line of credit is:

     [X] OPEN END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

     [ ] CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on MAY 12, 1999 or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. It indicated on the promissory note, the advances will be made as follows: ADVANCES WILL BE MADE PER BORROWER'S REQUEST TO BE DEPOSITED INTO ACCOUNT #1065248. THE MINIMUM DRAW AMOUNT IS $1,000.00 (ONE THOUSAND).



3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

     [ ] security agreement dated                       [ ]
     [ ] mortgage dated                                 [ ]
     [X] guaranty dated MAY 12, 1999                    [ ]

4. REMEDIES: If I am in default on the note(s) you may:
     a. take any action as provided in the related documents,
     b. without notice to me, terminate this line of credit.

          By selecting any of these remedies you do not give up your right to ?????? use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement, I will pay your reasonable attorney's fees, where permitted by law, I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:

     a. maintain books and records of my operations relating to the need for this line of credit;

     b. permit you or any of your representatives to inspect and/or copy these records;

     c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;

     d. permit you to make any advance payable to the seller/or sellers and me) of any items being purchased with that advance;

     e.


7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

9. THE LENDER                   SIGNATURES: I AGREE TO THE TERMS OF THIS LINE OF
                                CREDIT. I HAVE RECEIVED A COPY ON TODAY'S DATE.
                                SUNCOAST BANCORP, INC. F/K/A COMMUNITY HOLDINGS
                                CORPORATION

                                BY:____________________________________________
                                   JOHN T. STAFFORD, PRESIDENT

                                BY:____________________________________________
                                   WILLIAM F. GNERRE, VICE PRESIDENT


85 BANKERS SYSTEMS, INC., ST. CLOUD, MN 56301 (1-800-387-2341) FORM LCA 5/2/91
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SUNCOAST BANCORP, INC. F/K/A
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
COMMUNITY HOLDINGS CORPORATION      AMERICAN BANK                       Loan Number 1570759-9001
5922 CATTLEMAN ROAD, SUITE 202      4702 CORTEZ ROAD WEST               Date MAY 12, 1999
SARASOTA, FL 34232                  BRADENTON, FL 34210                 Mat. Date AUGUST 10, 1999

 BORROWER'S NAME AND ADDRESS          LENDER'S NAME AND ADDRESS         Loan Amount $425,000.00
"I" includes each borrower above,   "You" means the lender, its         Renewal of MODIFY/INCREASE
jointly and severally.              successors and assigns.
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I hereby authorize and request the following disbursement from the loan referenced above:

a. Amount given to me directly               $                 i.                                  $
b. Amount paid on my account #               $                 j. CORPORATE SEARCH                 $           25.00
c. To Lendor                                 $   100.00        k. DOC STAMPS ON NEW $100,000.00    $          350.00
     Amounts paid to others on my behalf:    $                 l. MODIFICATION OF LOAN             $
d. To Property Insurance Company             $                 m. H1531311-9001                    $      325,000.00
e. To Credit Life Insurance Company          $                 n. AMOUNT LEFT TO DRAW              $       99,525.00
f. To Disability Insurance Company           $                 o.                                  $
g. To Public Officials                       $                 p.                                  $
h.                                           $                 q.                                  $
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
Comments: THIS IS THE MODIFICATION AND INCREASE              SUNCOAST BANCORP, INC. F/K/A
 OF LOAN #1531311 9001 WITH THE EXTENTION OF                 COMMUNITY HOLDINGS CORPORATION
 NEW FUNDS IN THE AMOUNT OF $100,000.00
                                                             BY:
                                                                -----------------------------------
                                                                JOHN T. STAFFORD, PRESIDENT

Loan Officer:                                                BY:
             ------------------------------                     -----------------------------------
                                                                WILLIAM F. GNERRE, VICE PRESIDENT
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
SUNCOAST BANCORP, INC. F/K/A        AMERICAN BANK                 Loan Number 1570759-9001
COMMUNITY HOLDINGS CORPORATION      4702 CORTEZ ROAD WEST         Date MAY 12, 1999
5922 CATTLEMAN ROAD, SUITE 202      BRADENTON, FL 34210           Maturity Date AUGUST 10, 1999
SARASOTA, FL 34232                                                Loan Amount $425,000.00
                                                                  Renewal of MODIFY/INCREASE
                                                                  OFF/PROCESS: CNR/KMO
         BORROWER'S NAME AND ADDRESS         LENDER'S NAME AND ADDRESS
          "I" includes each borrower          "You" means the lender,
         above, joint and severally.         its successors and assigns.

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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of FOUR HUNDRED TWENTY FIVE THOUSAND AND
NO/100****** Dollars $425,000.00
____ SINGLE ADVANCE: I will receive all of this principal sum on _____________.
No additional advances are contemplated under this note.
XX  MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On MAY 12, 1999 I will receive the amount of $425.00, and future principal advances are contemplated.
     Conditions: The conditions for future advances are SEE THE LINE OF CREDIT
     AGREEMENT.................................................................
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
     XX OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on AUGUST 10, 1999.
     ___ CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from
     MAY 12, 1999 at the rate of 8.750% per year until FIRST CHANGE DATE.
XX   VARIABLE RATE: This rate may then change as stated below.
     XX INDEX RATE: The future rate will be 1.000% OVER the following index rate: CHASE MANHATTAN PRIME RATE.
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
     ___  NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.
     XX FREQUENCY AND TIMING: The rate on this note may change as often as
         DAILY.
         A change in the interest rate will take effect ON THE SAME DAY
     ___  LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than __________% or less than ________%.
         The rate may not change more than __________% each __________.
     EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payouts:
     ___  The amount of each scheduled payment will change.
     ___  The amount of the initial payment will change.
     XX  THE AMOUNT DUE AT MATURITY WILL CHANGE.
ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
     ___  on the same fixed or variable rate basis in effect before maturity
          (as indicated above).
     XX  at a rate equal to 18.00%.
XX   LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE PAYMENT WITH A MINIMUM
     OF $5.00.
XX   ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which XXX are ___ are not included in the principal amount above:
     SEE THE DISBURSEMENT AUTHORIZATION FOR AN ITEMIZATION OF THE FEES.
PAYMENTS: I agree to pay the note as follows:
XX   INTEREST: I agree to pay accrued interest AT MATURITY
     --------------------------------------------------------------------------
XX   PRINCIPAL: I agree to pay the principal AUGUST 10, 1999
     --------------------------------------------------------------------------
___  INSTALLMENTS: I agree to pay this note in _______ payments. The first payment will be in the amount of $ _________ and will be due ____________.
     A payment of $ _________ will be due _____________, thereafter. The final payment of the entire unpaid balance of principal and interest will be due ___________________________.
ADDITIONAL TERMS:
IF I FAIL TO MAKE A PAYMENT WITHIN 10 DAYS OF WHEN IT IS DUE, I AGREE TO PAY A
LATE CHARGE OF 5.0% OF THE AMOUNT DELINQUENT.

THIS NOTE ENCOMPASSES THE MODIFICATION OF AN EXISTING OBLIGATION DATED 4/29/98
IN THE ORIGINAL PRINCIPAL AMOUNT OF $325,000.00, UPON WHICH DOCUMENTARY STAMP
TAXES WERE PREVIOUSLY PAID AND ADVANCES OF NEW MONEY. PURSUANT TO SECTION
201.09, FLORIDA STATUTES, AS AMENDED, BY CHAPTER 98.187, THE TOTAL AMOUNT OF
THE INCREASE OF THE MODIFICATION NOTE IS $100,000.00, UPON WHICH DOCUMENTARY
STAMP TAXES HAVE BEEN PAID AND AFFIXED TO THIS OBLIGATION.

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

XX  SECURITY: This note is separately secured by (describe separate       PURPOSE: The purpose of this loan is BUSINESS:
document by type and date): EIGHT PERSONAL GUARANTYS                       MODIFY/INCREASE FOR WORKING CAPITAL
DATED 5/12/99                                                              SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE INCLUDING
                                                                           THOSE ON PAGE 2), I have received a copy on today's date.
This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)
                                                                           SUNCOAST BANCORP, INC. F/K/A COMMUNITY
                                                                           HOLDINGS CORPORATION
Signature for Lender



                                                                           BY:
-------------------------------------------                                ---------------------------------------------
                                                                           JOHN T. STAFFORD, PRESIDENT


                                                                           BY:
-------------------------------------------                                ---------------------------------------------
                                                                           WILLIAM F. GNERRE, VICE PRESIDENT


-------------------------------------------                                ---------------------------------------------

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